SCUDDER INTERNATIONAL RESEARCH FUND, INC.
                       Scudder International Research Fund
                            (Class A, B and C Shares)

Supplement to the currently effective Statement of Additional Information:

Effective May 17, 2002, Scudder International Research Fund ceased operations. All of the outstanding shares of the Fund were redeemed and the Fund will be terminated.











May 17, 2002